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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 8, 2005

                                      WYETH
             (Exact name of registrant as specified in its charter)


      Delaware                        1-1225                    13-2526821
(State or other jurisdiction       (Commission File            (IRS Employer
of incorporation)                   Number)                 Identification No.)




Five Giralda Farms, Madison, New Jersey                           07940
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code:  973-660-5000



                                 Not Applicable
          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))




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Item 1.01. Entry into a Material Definitive Agreement.

     On January 10, 2005, the Company confirmed in a press release that it would support the proposed Seventh Amendment to the National Diet Drug Settlement. The Company's right to withdraw from the proposed Seventh Amendment expired on January 8, 2005. Pursuant to the terms of the proposed Seventh Amendment, potentially affected class members had until November 9, 2004 to decide whether to be subject to the Seventh Amendment or to opt out. More than 95% of such class members are participating in the proposed Seventh Amendment.

     Implementation of the proposed Seventh Amendment remains subject to final approval by the U.S. District Court for the Eastern District of Pennslyvania. There can be no assurance that it will be approved by the court and upheld if challenged on appeal. A fairness hearing before Judge Harvey Bartle III of the Eastern District of Pennsylvania is scheduled for January 18, 2005. The Company is evaluating potential additional charges relating to the diet drug litigation in connection with the preparation of its year-end financial statements.

     The material terms of the proposed Seventh Amendment are described in the Company's Quarterly Report on Form 10-Q for period ended September 30, 2004 and in the Company's press release confirming its support of the proposed Seventh Amendment (attached hereto as Exhibit 99), which descriptions are incorporated by reference into this Item 1.01. Such descriptions are qualified in their entirety by reference to the full text of the proposed Seventh Amendment (attached hereto as Exhibit 10.1), which is incorporated by reference into this
Item 1.01.



Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

10.1 Seventh Amendment to the Nationwide Class Action Settlement Agreement with American Home Products Corporation (now Wyeth), dated July 21, 2004.

99 Wyeth Press Release Confirming its Support for the Proposed Seventh Amendment to the National Diet Drug Settlement.


                                    Page 2

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:    January 10, 2005        WYETH

                                 By:       /s/ Douglas A. Dworkin
                                 ---------------------------------------------
                                 Name:    Douglas A. Dworkin
                                 Title:   Vice President and Deputy
                                          General Counsel




















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                                  Exhibit Index


Exhibit No. Description

10.1 Seventh Amendment to the Nationwide Class Action Settlement Agreement withAmerican Home Products Corporation (now Wyeth), dated July 21, 2004.

99 Wyeth Press Release Confirming its Support for the Proposed Seventh Amendment to the National Diet Drug Settlement.